UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2005

NISOURCE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16189 (Commission File Number)	35-2108964 (IRS Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana (Address of Principal Executive Offices)	46410 (Zip Code)

Registrant’s Telephone Number, Including Area Code:      (877) 647-5990

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 3, 2005, Arthur J. Decio, a director of NiSource Inc. (the “Company”), notified the Company that he wishes to resign from the board of directors of the Company for personal reasons effective at the annual meeting of stockholders on May 10, 2005. Mr. Decio’s current term as a director was to expire at the annual meeting of stockholders of the Company in 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.
Date: February 9, 2005	By:	/s/ Jeffrey W. Grossman
Jeffrey W. Grossman
Vice President and Controller